Exhibit 10.13.7+

AMENDMENT NO. 6 TO SPRINT MASTER APPLICATION AND SERVICES AGREEMENT
This Amendment No. 6 (“Amendment No. 6”) to the Sprint Master Application and Services Agreement (“Agreement”) effective January 18, 2013 (“Amendment No. 6 Effective Date”) is between Sprint United Management Company (“Sprint”), and Telenav, Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.	Background

A.	The parties entered into the Agreement on January 30, 2009.
The parties entered into Amendment No. 1 effective July 1, 2009.
The parties entered into Amendment No. 2 effective December 16, 2009.
The parties entered into an Addendum dated March 12, 2010.
The parties entered into Amendment No. 3 effective September 1, 2010.
The parties entered into Amendment No. 4 effective March 29, 2012.
The parties entered into Amendment No. 5 effective July 1, 2012.

B.	The parties agree to modify the Agreement as set forth in this Amendment No. 6.
The parties agree as follows:

II.	Amendment

A.	The Agreement is amended by adding the following Applications to Section 1:
Application 17: [*****] is an application (Application 17), and is further described in Exhibit A. Application 17 consists of a server side application (Server Software 17) that interacts with designated - devices. Server Software 17 will be referred to as “Application 17”.

Application 18: [*****] is an application (Application 18), and is further described in Exhibit A. Application 18 consists of a server side application (Server Software 18) that tracks powered assets through specific, designed end-user devices. Server Software 18 will be referred to as “Application 18”.

Application 19: [*****] is an application (Application 19), and is further described in Exhibit A. Application 19 consists of a server side application (Server Software 19) and a client application which is downloadable by the Sprint User to an iOS Device (Client Application 19), Server Software 19 and Client Application 19 will be referred to as “Application 19”..

B.	The Agreement is amended by adding the following to Exhibit A.
13. Application 17: [*****]
[*****] allows customers to [*****]. It will be targeted to [*****] and other [*****] that need to [*****] to [*****] and to [*****].

14. Application 18: [*****]
[*****] provides all the features of [*****] plus additional features to track vehicles and fleets. This includes [*****]. [*****] does not include [*****].

15. Application 19: [*****]
[*****] includes all features in [*****], but operates on [*****].

C.	The Agreement is amended by deleting Exhibit D in its entirety and replacing with a new Exhibit D attached.

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

III.	General

A.	Other than as set forth above, the Agreement remains unchanged and in full force and effect.

B.	If there is a conflict between the terms of the Agreement, any previous Amendment(s) and this Amendment No. 6, this Amendment No. 6 will control unless otherwise stated in this Amendment No. 6.
This Amendment No. 6 executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT/UNITED MANAGEMENT COMPANY By:__/s/ Nicole Bonds__________________ Name:_Nicole Bonds___________________ Title:___Manager, Sourcing______________ Date:__January 25, 2013_________________	TELENAV, INC. By:___/s/ Michael Strambi________________ Name:__Michael Strambi________________ Title:___Chief Financial Officer __________ Date:___January 25, 2013________________

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D
PAYMENTS

1.
Payment 1A. For [*****] sold via orders placed by customers using a Sprint owned or authorized Sales Channel. Sprint will pay to Company [*****] (“Payment Percent 1A”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1A”).

2.
Payment 1B. For [*****] sold via orders placed by customers from all non-WAP sites, including but not limited to: [*****] (‘Sales Channel 2”). Sprint will pay to Company [*****] (“Payment Percent 1B”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1B”).

For [*****] sold via orders placed by customers from all non-WAP sites, including but not limited to: [*****] (‘Sales Channel 2”). Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition).

3.	Payment 1D. For Application 5

A.	Pay per Day Option.
Unlimited use of Application 5 in 24-hour period, all devices all Sales Channels:        [*****] of the total fees actually received by Sprint from a Sprint User for the pay per day option, based upon the price which will be determined by Supplier in its sole discretion.

B.	Monthly Recurring Subscription.
Sprint will pay to Company [*****] (“Payment Percent 1D”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Sales Channel) (“Payment 1D”). TeleNav will in its sole discretion determine the price to the end user of the Applications.

C.	Monthly Recurring Subscription – Application 5(c).
Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of Application 5(c) (regardless of the Sales Channel). TeleNav will in its sole discretion determine the price to the end user of Application 5(c).

D.	Application 5 Premium Services.
Premium services consist of features or functions which are available to users that enhance the search and navigation aspects of the TeleNav GPS Navigator service, examples could be enhanced traffic services and commuter alerts, weather alert services, speech recognition for input or POI Search. The feature will typically be integrated seamlessly into the underlying navigation application. Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of Application 5 Premium Services (regardless of the Sales Channel) including MRC, annual and Pay per day.

E.	Bundled Pricing for Application 5.
Sprint will have the right to distribute Application 5, Product 5d, Sprint Navigation or TeleNav Basic to all Sprint subscribers on the Sprint Network as part of a Bundled Offering, and will in addition have the right to distribute Product 5d to all Sprint subscribers on the Boost Mobile and Virgin Mobile USA networks, in each case as part of Bundled Offerings through [*****]. At Suppliers election, Supplier may provide Product 5b, as an alternative to Product 5d for any handset as an alternative product for availability As of the Effective Date of Amendment 6, Sprint has paid the Fixed License and Service Fee (related to Application 5) to Company through [*****]. In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2012 through [*****], for all incremental subscribers for that month Sprint will pay to Supplier an amount to be agreed on a per subscriber basis, but not to exceed [*****] per subscriber per month.

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.
Payment 1F. For [*****] sold via orders placed by customers from including but not limited to: [*****]. Sprint will pay to Company [*****] (“Payment Percent 1F”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1F”).

5.	Payment 1E. For [*****] Sprint will pay to Company [*****] (“Payment Percent 1E”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (“Payment 1E”).

6.
Payment 2 - One-Time Set-Up Fee. Sprint will pay to Company [*****]for (“Payment Percent 2”) of the total fee(s) actually received by Sprint from a Sprint User for One-Time Set-Up Fee (“Payment 2”) (Payment Percent 1 and 2, the “Payment Percent(s)”) (Payment 1 and 2, the “Payment(s)”).

7.
Free [*****] Sprint User Trial. Sprint may make the first thirty (30) days of [*****] service available to Sprint Users at no cost. During such period, Sprint will not be obligated to make any Payment or Minimum Payment to Company for such service. The Sprint User may terminate [*****] service at the conclusion of such trial period. If at the end of such trial period the Sprint User decides to continue service of [*****], the terms and conditions of this Agreement will fully apply.

8.
Price Changes/ Discounts. If there is any change to any price or offer of discounts to a Sprint User as applied through the Sprint Billing system, the parties will calculate the Payments based on the new and/or discounted price as agreed to by both parties.

9.	Minimum Payment for Sales Channel 1. Except for the free trial as described in Section 7 of this Exhibit D, in no event will the Payments for Sales Channel 1 be less than following minimum payment:

Type of Payment	Minimum Payment	Suggested Retail Pricing Without Sprint Data
Application 3 – Editions:
TeleNav Limited Routes – All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
TeleNav Unlimited Routes – All Devices Except Blackberry (per month/per user)	$[*****]/month/per Sprint User (end-user)	$[*****]

10.
Minimum Payment for Sales Channel 2. Except for the free trial and service described in Section 7 of this Exhibit D, in no event will the Payment be less than the amounts specified in the below table (“Minimum Payments”):

Type of Payment		Minimum Payment	Suggested Retail Pricing
Application	Editions
1	TeleNavTrack Lite (prior to 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Track Lite (available between 1/11/2010 and 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Track Lite (after 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
2	TeleNavTrack Basic	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNavTrack Plus	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNavTrack Enhanced	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNavTrack Premium (prior to 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	TeleNav Track Premium (after 1/10/2010)	$[*****]/month/Sprint user (end-user)	$[*****]
	TeleNav Track Standard	$[*****]/month/per Sprint User (end-user)	$[*****]
3	TeleNav Limited Routes - All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
	TeleNav Unlimited Routes- All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Limited Routes- for the Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
	TeleNav Unlimited Routes- for the Blackberry (per month/per user)	$[*****]/month/per Sprint User (end-user)	$[*****]
	One-Time Set-Up Fee (prior to 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]
	One-Time Set-Up Fee (after 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]
4	Fleet	$[*****]/month/per Sprint User (end-user)	$[*****]
6	[*****] (prior to 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
6	[*****] (after 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
7	TeleNav Vehicle Manager –Standard	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
7	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
8	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
9	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
	Asset Tracker	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
10	Vehicle Tracker	$[*****]/month/per Sprint User (end-user)	$[*****]
11	[*****]	$[*****]	$[*****]
12	[*****]	$[*****]	$[*****]
13	[*****]	$[*****]	$[*****]
14	[*****]	$[*****]	$[*****]
15	TeleNav Asset/Vehicle Tracker ([*****])**	$[*****]/month/per Sprint User (end-user)	$[*****]
15	TeleNav Asset/Vehicle Tracker ([*****])**	$[*****]/month/per Sprint User (end-user)	$[*****]
16	Scout for Apps	[*****]	[*****]
17	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
18	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
19	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****]

* The number of Limited Routes per calendar month per Sprint User (end-user) will be 10 Routes per calendar month or as otherwise agreed to in writing.

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

** Company will continue to support current Sprint Users these Applications for the duration of the term of such Sprint User’s service agreement, as applicable.

11.	M-Commerce Revenue Share.
M-Commerce Services and Solutions -- M-Commerce services and solutions consist of features or functions that are available to users primarily in the form of Local Applications and are characterized by the inclusion of 3rd party content, 3rd party application functionality which is separately provided to the navigation and search functions of the core service capability. M-Commerce services may be intertwined in the application in certain contexts but the underlying purpose of such integration will be to invite individuals to use the unique aspects of the 3rd party content. In most instances TeleNav will be paying 3rd party for the unique service or content offering which will include content and transaction fees. Sprint will receive [*****] of the Gross M-Commerce Revenue generated from transaction fees derived within the application for M-Commerce purchases. “Gross M-Commerce Revenue” means the gross amount of transaction fees due to Company with respect to M-Commerce sales generated from within the Company Application on the Sprint Wireless Network, or any Wi-Fi network, less any applicable taxes (excluding Company’s income tax).

12. Company Distribution – Revenue Share.

a.	Advertising Revenue Share.

i)
Company Distribution. In the event Company distributes Company Services to Sprint Users through [*****], including but not limited to [*****] (“[*****]”), Company will pay Sprint an amount equal to [*****] of the Net Media Revenue (as defined in Exhibit J) for such Company Services provided Company can identify the end users of such Company Services as Sprint Users.

b.	Premium Services.

i)
[*****]. In the event Company distributes Telenav Premium services to Sprint Users through [*****] and Sprint bills Sprint Users for such Telenav Premium Services, Sprint will pay Company an amount equal to [*****] of the total fees billed and collected by Sprint from a Sprint User for use of the Telenav Premium services. In the event Company invoices Sprint Users directly or indirectly for such Telenav Premium Services on the platforms set forth in this Section 7.b.i, Company will pay Sprint an amount equal to [*****] of the total fees billed and collected by Company from a Sprint User for use of the Telenav Premium services, provided Company can identify the end users of such Company Services as Sprint Users.

ii)
[*****]. In the event Company distributes Telenav Premium services to Sprint Users through [*****] invoices Sprint Users directly or indirectly for such Telenav Premium Services, Company will pay Sprint an amount equal to [*****] of the total fees billed and collected by Company from a Sprint User for use of the Telenav Premium services, provided Company can identify the end users of such Company Services as Sprint Users.

iii)
End User Identification. Telenav will use reasonable commercial efforts to attempt to enhance its ability to identify users of Company Services by carrier over time so as to reduce the percentage of unidentified users over time from no less than [*****] to a greater percentage. In the event that the percentage drops below [*****] in any given reporting period, Supplier will allocate the percentage of unidentified users, along with their relevant fees billed and collected, to Sprint based on Sprint’s market share percentage of the reportable users for the given reporting period.

13. [*****]. For the purpose of clarification, the sums subject to the Payment Percent do not include Sprint User API fees, access, airtime, wireless data transport, taxes or any other charges payable to Sprint by Sprint Users. Company acknowledges and agrees that [*****] in the event [*****].

14. Payment Process

a.
The Payments will be calculated on a [*****] basis and will be due and payable by Sprint within [*****] days following the end of each [*****]. All Fixed License and Service Fees have been satisfied from Sprint to Company through [*****].

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	All email correspondence regarding Payments and Remittances should be sent to the following:

i)	Elaine Guan [*****]

ii)	Michael Strambi [*****]

iii)	Dave Jordan [*****]

iv)	Tom Erdman [*****]

c.	Sprint will remit all payments to:

Wire Address:
Pay to:                                  Wells Fargo
Routing & Transit #:             121000248
Beneficiary name:               Telenav, Inc.
For credit of:                Telenav, Inc.
Credit Account #:                  [*****]

Postal Service Address:
Telenav, Inc.
Attn: Michael Strambi, CFO
950 De Guigne Dr.
Sunnyvale, CA 94085

11.
Additional Reporting: Sprint will use reasonable efforts to make available to Company subscriber level detail for each of the applications billed and charged by Sprint or its subsidiaries including Boost Mobile and Virgin Mobile USA, except for the Bundle Pricing arrangement. The detail may include information such as phone number, subscriber number, product type, service coverage period, billed date and amount billed.

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.